UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Digital Drive, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 14, 2005, BioMarin Pharmaceutical Inc. (the “Company”) entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), whereby Merrill Lynch has agreed to act as the Company’s underwriter in connection with a public offering of certain shares of the Company’s common stock pursuant to an effective shelf registration statement. Subject to the terms and conditions described in the Purchase Agreement, the Company has agreed to sell to Merrill Lynch, and Merrill Lynch has agreed to purchase from the Company, 8,500,000 shares of the Company’s common stock at a purchase price of $7.05 per share (or a total of $59,925,000), less an underwriting discount of $0.3525 per share (or a total of $2,996,250), resulting in net proceeds to the Company, before expenses, of $56,928,750. The Company has agreed to indemnify Merrill Lynch against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments Merrill Lynch may be required to make in respect of these liabilities. Subject to certain exceptions, the Company also has agreed not to sell or transfer any of its common stock for 90 days after July 14, 2005 without first obtaining the written consent of Merrill Lynch. Merrill Lynch’s obligation to purchase the shares of the Company’s common stock pursuant to the Purchase Agreement is subject to the satisfaction of certain customary closing conditions, including receipt of legal opinions and approval of legal matters by its counsel. The Purchase Agreement is attached hereto as Exhibit 1.1.

Item 8.01 Other Events

On July 14, 2005, the Company issued a press release announcing the terms of the offering of 8,500,000 shares of its common stock as described above. The Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Form Financial Information.

Not Applicable.

(c)	Exhibits.

Exhibit 1.1 – Purchase Agreement, dated July 14, 2005, by and between BioMarin Pharmaceutical Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 99.1 – Press Release dated July 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation
(Registrant)

Date: July 15, 2005

	By:	/s/ G. Eric Davis
G. Eric Davis, Vice President, Corporate Counsel

EXHIBIT INDEX

Exhibit 1.1 – Purchase Agreement, dated July 14, 2005, by and between BioMarin Pharmaceutical Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 99.1 – Press Release dated July 14, 2005.